UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

CRYPTYDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 9th Avenue North, Suite 220 Safety Harbor, Florida	34695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 980-2818

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TYDEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Mailing of Cryptyde, Inc. Information Statement to Vinco Ventures, Inc. Shareholders

Cryptyde, Inc. (“Cryptyde”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on November 8, 2021 (as amended, the “Registration Statement”), relating to the separation of Cryptyde from Vinco Ventures, Inc. (“Vinco”) by means of a spin-off. On May 16, 2022, the Registration Statement was declared effective by the SEC. The Registration Statement includes an information statement that describes the separation and distribution, and provides important information regarding Cryptyde’s business and management.

The final information statement, dated June 27, 2022 (the “Information Statement”), is attached hereto as Exhibit 99.1. On June 27, 2022, Vinco began mailing to its shareholders the Information Statement.

As further described in the Information Statement, Vinco expects to distribute to Vinco stockholders one share of Cryptyde common stock for every ten shares of Vinco common stock they own as of 5:00 p.m. local New York City time on May 18, 2022, the record date for the distribution. The distribution is expected to be effective on June 29, 2022. Completion of the distribution is conditioned upon the satisfaction or waiver of certain conditions as set forth in the Separation and Distribution Agreement previously filed with the SEC. Cryptyde common stock is expected to begin trading “regular way” on the Nasdaq Capital Market under the ticker symbol “TYDE” on June 30, 2022, the first trading day following the distribution.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Information Statement of Cryptyde, Inc., dated June 27, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 28, 2022

Cryptyde, Inc.

		By:	/s/ Brett Vroman
		Name:	Brett Vroman
		Title:	Chief Financial Officer